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                                                                   EXHIBIT 10.20

CAIXA

                         CERTIFICATE OF AMENDMENT AND RE-RATIFICATION TO SERVICE
                                                        CONTRACT ENTERED BETWEEN
                                                    CAIXA ECONOMICA FEDERAL, AND
                                                              GTECH BRASIL LTDA.

By this instrument, CAIXA ECONOMICA FEDERAL, a government-held financial institution and private company legal entity, created and organized under the terms of Decree Law 759 of August 12, 1969, and by Decree no. 66.303, of March 06, 1970, currently governed by the statutes approved by Decree no. 3851, of June 27, 2001, with amendments introduced by Decree No. 3682, of August 8, 2001, Taxpayer I.D. (CNPJ/MF) number 00.360.305/0001-04, with headquarters at the following address: SBS, Quadra 04, Lots 3 and 4, Brasilia, Federal District, herein represented by its National Manager for Supplies, Mr. ADAUTO BARBOSA JUNIOR, a Brazilian citizen, married, bearer of Identity Card number 292.752 - SSP/GO, and Individual Taxpayer I.D. (CPF) number 148.888.311-49, hereinafter referred to as CAIXA, and GTECH BRASIL LTDA., with headquarters at Alameda Araguacema, 78, Barueri, State of Sao Paulo, Corporate Taxpayer I.D. (CNPJ/MF) number 68.926.628/0001-00, herein represented by its Director, Mr. JOAQUM KIYOSHI KAVAKAMA, a Brazilian citizen, married, engineer, bearer of Identity Card (RG) number 8.660.082-SSP/SP and Individual Taxpayer (CPF) number 013.782.508-00, hereinafter referred to as CONTRACTOR, enter this CERTIFICATE OF AMENDMENT TO THE SERVICE AGREEMENT signed between the same parties on May 20, 2000, object of administrative process number 99.5303.033/2000, according to the following terms and conditions:

CLAUSE 1 - PRICE

1.1 Clauses 3.5, 3.6, 3.7 and 3.8 and its sub-clauses 3.8.1 and 3.8.2 are abolished, and payment equivalent to one hundred million (100,000,000) Type 3 transactions per year is no longer due, as a result of the launching of new lottery games, and the second weekly draw of the Numbers Lotto - LOTO V - (MEGA SENA).

1.2 With the implementation of new games, the CONTRACTOR will have ensured a remuneration that is compatible with the performance level of the services rendered.

1.3 As a result of the suppression of the above-mentioned clauses, current clauses 3.9, 3.10, 3.11, 3.11.1, 3.12 and 3.13, will be numbered in sequence, 3.5, 3.6, 3.7, 3.7.1, 3.8 and 3.9, respectively.

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CLAUSE 2 - REVITALIZATION OF LOTTERY GAMES

2.1 As a counterpart to the cancellation of the Agreement clauses mentioned in sub-clause 1.1 above, CAIXA assumes the firm commitment to reformulate [now] existing games, with the purpose of making them more attractive, and to launch new lottery games, after carrying out a market research, according to the legislation in force. The launching schedule will be established by mutual agreement with the CONTRACTOR.

CLAUSE 3 - RATIFICATION

3.1 The Service Agreement mentioned in the caput [preamble] of this instrument will become effective with the amendments produced by this Certificate of Amendment, maintaining the clauses and conditions in their exact amendments that are not conflicting with the provisions of this instrument.

CLAUSE 4 - VENUE

4.1 The venue of the Federal Justice, Judiciary Section of Brasilia - Federal District is competent to solve any issues arising from this Certificate of Amendment.

IN WITNESS WHEREOF, CAIXA and CONTRACTOR sign the present Certificate of Amendment in four (04) counterparts of equal contents and form, in the presence of two witnesses who also sign below.

                  Brasilia-DF, September 14, 2001

                  (Signed - Illegible)
                  CAIXA ECONOMICA FEDERAL

                  (Signed - Illegible)
                  GTECH BRASIL LTDA.
                  19/09/2001

WITNESSES:

Name: Clayton da Costa Paixao
Identity Card (RG) No. 912 555 SSP/illegible

Name: Glaucio Geronasso

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Identity Card (RG) No. 1.450.217-3 SSP/PR

USU/VERAS/Amendments-GTECH-2001